UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2008
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan	48034-8339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On January 25, 2008, Credit Acceptance Corporation (the “Company”) executed the Fourth Amendment (the “Amendment”), dated as of January 25, 2008, to the Fourth Amended and Restated Credit Agreement (the “Revised Credit Agreement”), dated February 7, 2006, between the Company, the Banks which are parties thereto from time to time (the “Banks”), and Comerica Bank as Administrative Agent for the Banks. The Amendment increases the amount of the facility from $75.0 million to $133.5 million. The Amendment also extends the maturity of the credit facility from June 20, 2009 to June 22, 2010, provided that the Company reports net income of at least $5.0 million for both the fourth quarter of 2007 and the first quarter of 2008. The interest rate on borrowings under the credit facility is the prime rate minus 1.65% or 1.25% over the Eurocurrency rate, at the Company’s option. The borrowing base limitation is 80% of the net book value of dealer loans and 80% of the net book value of consumer loans purchased by the Company.
The financing may be accelerated upon the occurrence of an “event of default.” An “event of default” includes but is not limited to: a default in the payment of interest or principal when due, and any breach of covenant or any material breach of representation or warranty that is not cured within the specified time following notice. The Revised Credit Agreement continues to be secured by a lien on most of the Company’s assets. The Revised Credit Agreement is attached as Exhibit 4(c)(22) to this Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.
On January 25, 2008, the Company issued a press release announcing the execution of the Revised Credit Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
4(c)(22) Fourth Amendment, dated as of January 25, 2008, to the Fourth Amended and Restated Credit Agreement, dated February 7, 2006, between Credit Acceptance Corporation, the Banks which are parties thereto from time to time (the “Banks”), and Comerica Bank as Administrative Agent for the Banks.
99.1	Press Release dated January 25, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION (Registrant)
By:	/s/ Douglas W. Busk
Douglas W. Busk
Treasurer January 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

4(c)(22)
Fourth Amendment, dated as of January 25, 2008, to the Fourth Amended and Restated Credit Agreement, dated February 7, 2006, between Credit Acceptance Corporation, the Banks which are parties thereto from time to time (the “Banks”), and Comerica Bank as Administrative Agent for the Banks.

99.1	Press Release dated January, 25, 2008.